EXHIBIT 10.5

FIRST AMENDMENT TO
TENNECO INC. EXCESS BENEFIT PLAN
WHEREAS, Tenneco Inc. (the “Company”) maintains the Tenneco Inc. Excess Benefit Plan (the “Plan”);
WHEREAS, the Plan was most recently amended and restated effective as of January 1, 2018; and
WHEREAS, it is now desirable to amend the Plan to add a Supplement to the Plan to reflect benefits granted to a newly hired executive in connection with his commencement of employment and to modify the benefits for another executive under the Plan;
NOW, THEREFORE, the Plan is hereby amended effective as of and conditioned upon closing of the transactions contemplated by that certain Membership Interest Purchase Agreement by and among the Company, Federal-Mogul LLC, American Entertainment Properties Corp., and Icahn Enterprises L.P. dated April 10, 2018, in the following particulars:

1.	By substituting the following for Supplement C to the Plan:

“SUPPLEMENT C
TO
TENNECO INC.
EXCESS BENEFIT PLAN

Application
C-1. This Supplement C to Tenneco Inc. Excess Benefit Plan (the ‘Plan’) shall apply as of January 6, 2015 to the benefits of Participant Brian J. Kesseler (‘Kesseler’). This Supplement C to the Plan shall expire on December 31, 2018 and shall be without force and effect thereafter.

Definitions	C-2. Unless the context clearly implies or indicates the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement C.
Employer Retirement Contributions	C-3. Kesseler’s benefits under subsection 3.2 of the Plan shall be calculated in accordance with subsection 3.2 of the Plan except as follows:

(a) The Employer Bonus Contributions (as defined in subsection 3.2(b) of the Plan) to which Kesseler shall be entitled for any Plan Year shall be calculated in accordance with subsection 3.2(b) of the Plan; provided, however, that the Company Retirement Contribution percentage that will be applied to determine the amount of the Employer Bonus Contributions shall be 3%.

(b) The Employer Retirement Contributions (as defined in subsection 3.2(c) of the Plan) to which Kesseler shall be entitled for any Plan Year shall be calculated in accordance with subsection 3.2(c) of the Plan; provided, however, that the Company Retirement Contribution percentage that will be applied to determine the amount of the Employer Retirement Contributions shall be 3%.

Other Terms of Plan	C-4. Except as otherwise provided in this Supplement C the terms and conditions of the Plan shall apply to Kesseler.”

2.	By adding the following new Supplement D to the Plan immediately following Supplement C thereof:

“SUPPLEMENT D
TO
TENNECO INC.
EXCESS BENEFIT PLAN

Application
D-1. This Supplement D to Tenneco Inc. Excess Benefit Plan (the ‘Plan’) shall apply as of to the benefits of Participant Roger J. Wood (‘Wood’) effective as of and conditioned upon Wood’s commencement of employment with the Company and its affiliates on or following the closing of the transactions contemplated by that certain Membership Interest Purchase Agreement by and among the Company, Federal-Mogul LLC. American Entertainment Properties Corp., and Icahn Enterprises L.P. dated April 10, 2018. This Supplement D to the Plan shall expire on December 31, 2018 and shall be without force and effect thereafter.

Definitions	D-2. Unless the context clearly implies or indicates the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement D.

Employer Retirement	D-3. Wood’s benefits under Section 3.2 of the Plan shall be

Contributions	calculated in accordance with Section 3.2 of the Plan except as follows:

(a)
The Employer Bonus Contributions (as defined in Section 3.2(b) of the Plan) to which Wood shall be entitled for any Plan Year shall be calculated in accordance with Section 3.2(b) of the Plan; provided, however, that the Company Retirement Contribution percentage that will be applied to determine the amount of the Employer Bonus Contributions shall be 3%.

(b)
The Employer Retirement Contributions (as defined in Section 3.2(c) of the Plan) to which Wood shall be entitled for any Plan Year shall be calculated in accordance with Section 3.2(c) of the Plan; provided, however, that the Company Retirement Contribution percentage that will be applied to determine the amount of the Employer Retirement Contributions shall be 3%.

Other Terms of Plan	D-4. Except as otherwise provided in this Supplement D the terms and conditions of the Plan shall apply to Wood.”

IN WITNESS WHEREOF, pursuant to the authority granted to the undersigned officer of the Company on July 20, 2018, the undersigned officer, on behalf of and in the name of the Company, hereby adopts this Amendment to the Plan.

Date: October 9, 2018                    TENNECO INC.
By: /s/ Kaled Awada
Its: Senior Vice President and Chief
Human Resources Officer